UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2005

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.

333-42427	J. CREW GROUP, INC. (Incorporated in New York) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-2894486

333-107211	J. CREW INTERMEDIATE LLC (Formed in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	N/A

333-42423	J. CREW OPERATING CORP. (Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-3540930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On April 6, 2005, J.Crew Group, Inc. issued a press release announcing the Company’s preliminary financial results for the fourth quarter and full fiscal year ended January 29, 2005.  The Company is furnishing a copy of the press release hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)           99.1         Press Release issued by J.Crew Group, Inc. on April 6, 2005.

The information in this Current Report is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Act, or the Exchange Act, except as expressly stated by specific reference in such filing.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC.
J. CREW OPERATING CORP.
J. CREW INTERMEDIATE LLC

By:	/s/ Amanda J. Bokman
Name: Amanda J. Bokman
Title: Executive Vice President
and Chief Financial Officer

Date:       April 6, 2005